Exhibit 99.2

Fourth Quarter 2019

Supplemental

Plymouth Industrial REIT, Inc.
Table of Contents

Introduction
Management, Board of Directors & Investor Contacts	2
Executive Summary	3
Transaction Activity - 2018/2019	4
Capitalization Analysis	5
2020 Guidance	6
Financial Information
Consolidated Balance Sheets (unaudited)	7
Consolidated Statements of Operations - GAAP (unaudited)	8
Same Store Net Operating Income (NOI)	9
NOI	10
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre)	11
Funds from Operations (FFO) & Adjusted Funds from Operations (AFFO)	12
Debt Overview	13
Operational & Portfolio Information
Property Overview - Square Feet & Occupancy	14
Market Summary	16
Leasing Activity	17
Lease Expiration Schedule	18
Appendix
Glossary	19

Forward looking statements: This supplemental package contains forward-looking statements within the meaning of the U.S. federal securities laws. We make statements in this supplemental package that are forward-looking statements, which are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. Our forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by our forward-looking statements are reasonable, we can give no assurance that our plans, intentions, expectations, strategies or prospects will be attained or achieved and you should not place undue reliance on these forward-looking statements. Furthermore, actual results may differ materially from those described in the forward-looking statements and may be affected by a variety of risks and factors. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for us to predict those events or how they may affect us. Except as required by law, we are not obligated to, and do not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
Definitions and reconciliations: For definitions of certain terms used throughout this supplemental, including certain non-GAAP financial measures, see the Glossary on page 19. For reconciliations of the non-GAAP financial measures to the most directly comparable GAAP measures, see pages 10-12.

4Q 2019 Supplemental

Plymouth Industrial REIT, Inc.
Management, Board of Directors & Investor Contacts

Corporate

260 Franklin Street, Suite 700
Boston, Massachusetts 02110
617.340.3814
www.plymouthreit.com

Executive and Senior Management

Jeffrey E. Witherell	Pendleton P. White, Jr.	Daniel C. Wright	James M. Connolly
Chief Executive Officer	President and Chief Investment	Executive Vice President	Executive Vice President
and Chairman	Officer	and Chief Financial Officer	Asset Management

Board of Directors

Martin Barber	Philip S. Cottone	Richard J. DeAgazio
Independent Director	Independent Director	Independent Director

David G. Gaw	Pendleton P. White, Jr.	Jeffery E. Witherell
Independent Director	President and Chief Investment	Chief Executive Officer
	Officer	and Chairman

Transfer Agent

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
212.509.4000

Investor Relations

Tripp Sullivan
SCR Partners
615.760.1104
IR@plymouthREI.com

4Q 2019 Supplemental

Plymouth Industrial REIT, Inc.
Executive Summary

Company overview: Plymouth Industrial REIT, Inc. (NYSE: PLYM) is a vertically integrated and self-managed real estate investment trust focused on the acquisition and operation of single and multi-tenant industrial properties located in secondary and select primary markets across the United States. The Company seeks to acquire properties that provide income and growth that enable the Company to leverage its real estate operating expertise to enhance shareholder value through active asset management, prudent property re-positioning and disciplined capital deployment.

Unaudited

As of December 31, 2019
Select Portfolio Statistics

Number of Properties	85
Square Footage	17,798,469
Occupancy	96.6%
Weighted Average Lease Term Remaining - years	3.7

Balance Sheet ($ in thousands)

Cash	$ 22,398
Gross Assets	$ 784,063
Total Debt	$ 401,077
Net Debt (Total Debt less Cash)	$ 378,679
Net Debt / Gross Assets	48.3%

	Three months ended December 31,		Year ended December 31,
Operating results ($ in thousands)	2019	2018	2019	2018

Total Revenue	$ 22,483	$ 13,637	$ 75,290	$ 49,217
Net Operating Income	$ 14,462	$ 8,769	$ 48,053	$ 31,234

2019 Capital Markets Activity ($ in thousands)

Secured 7 year term loan with Allianz Life Insurance Company	3/21/2019	$ 63,115
Repaid KeyBank Bridge Loan	3/21/2019	$ (63,115)
Issued 278,302 shares of common shares @ average of $16.63 per share	Q1 2019	$ 4,628
Issued 147,017 shares of common shares @ average of $16.79 per share	Q2 2019	$ 2,469
Issued 3,425,000 common shares @ $17.50 per share	Q2 2019	$ 59,938
Amended secured line of credit agreement with KeyBank National	8/7/2019	$ 100,000
Assumption of mortgage debt as part of the South Park Acquisition	8/29/2019	$ 9,577
Assumption of mortgage debt as part of the Orange Point Acquisition	8/30/2019	$ 21,004
Issued 1,194,032 shares of common shares @ average of $18.61 per share	Q3 2019	$ 22,224
Issued 3,450,000 common shares @ $18.00 per share	Q3 2019	$ 62,100
Issued 562,900 common shares @ $18.59 per share	Q4 2019	$ 10,462

4Q 2019 Supplemental

Plymouth Industrial REIT, Inc.
Transaction Activity - 2018/2019

Unaudited ($ in thousands) (at 12/31/2019)

Acquisitions
Location	Acquisition Date	# of Properties	Purchase Price (1)	Square Footage	Projected Initial Yield

Cleveland, OH	12/20/2019	1	$ 16,800	405,000	8.5%
Indianapolis, IN	12/4/2019	1	$ 12,150	353,000	8.1%
Indianapolis, IN	12/4/2019	9	$ 49,815	1,747,411	8.7%
Metro St. Louis	11/21/2019	1	$ 3,525	59,055	8.4%
Atlanta, GA	10/30/2019	1	$ 19,400	295,693	8.4%
Multiple, OH	8/30/2019	6	$ 36,200	591,695	8.4%
Memphis, TN	8/29/2019	1	$ 22,050	566,281	8.1%
Chicago, IL	8/29/2019	7	$ 32,250	1,071,129	8.25%
St. Louis, MO	7/29/2019	1	$ 5,400	129,000	8.6%
Indianapolis, IN	6/10/2019	1	$ 17,100	484,879	7.7%
Chicago, IL	1/5/2019	1	$ 5,425	73,785	8.9%
Total 2019 Acquisitions		30	$ 220,115	5,776,928

Jacksonville, FL	12/14/2018	3	$ 97,100	1,133,516	8.4%
Cincinnati, OH	10/15/2018	1	$ 24,800	1,100,000	8.5%
Cleveland, OH	9/27/2018	1	$ 27,000	400,184	7.6%
Elgin/Arlington Heights, IL	4/9/2018	2	$ 15,675	269,999	8.0%
Total 2018 Acquisitions		7	$ 164,575	2,903,699

Total - Acquisitions		37	$ 384,690	8,680,627

Subsequent Acquisitions
Location	Acquisition Date	# of Properties	Purchase Price (1)	Square Footage	Projected Initial Yield
Chicago, IL	1/24/2020	1	18,750	465,940	8.6%
Indianapolis, IN	1/27/2020	1	8,800	276,240	7.8%
Multiple, GA	1/28/2020	5	34,700	924,036	7.6%
Avon, OH	2/14/2020	3	15,750	408,164	8.2%

Total - Subsequent Acquisitions		10	$ 78,000	2,074,380

Dispositions
Location	Disposition Date	# of Properties	Sale Price	Square Footage	Yield
Milwaukee, WI	12/19/2018	1	$ 5,300	112,144	6.5%

(1) Represents total direct consideration paid rather than GAAP cost basis.

4Q 2019 Supplemental

Plymouth Industrial REIT, Inc.
Capitalization Analysis

Unaudited (in thousands except for per-share data and percentages)

Three Months Ended
	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018

Common Stock Data

Weighted-Average Common Shares Outstanding - Basic & Diluted (1)	13,416	9,081	6,836	4,728	4,696
High Closing Price	$ 19.08	$ 19.65	$ 19.48	$ 16.98	$ 15.59
Low Closing Price	$ 17.48	$ 17.54	$ 16.55	$ 13.16	$ 11.45
Average Closing Price	$ 18.42	$ 18.60	$ 17.77	$ 15.58	$ 13.25
Closing Price (as of period end)	$ 18.39	$ 18.32	$ 18.94	$ 16.82	$ 12.61
Dividends / Share (annualized) (2)	$ 1.50	$ 1.50	$ 1.50	$ 1.50	$ 1.50
Dividend Yield (annualized) (3)	8.2%	8.2%	7.9%	8.9%	11.9%
Common Shares Outstanding (3)	14,141	13,406	8,755	5,129	4,822
Market Value of Common Shares (3)	$ 260,053	$ 245,598	$ 165,816	$ 86,270	$ 60,804
Total Market Capitalization (3) (4)	$ 661,130	$ 568,833	$ 458,735	$ 412,396	$ 382,462

Equity Research Coverage (5)

D.A. Davidson & Co.	Piper Sandler & Co.
Barry Oxford	Alexander Goldfarb
646.885.5423	212.466.7937

KeyBanc Capital Markets	Wedbush Securities
Craig Mailman	Henry Coffey
917.368.2316	212.833.1382

National Securities Corp.
Guarav Mehta
212.417.8008

Investor Conference Call and Webcast:

The Company will hold a conference call and live audio webcast, both open for the general public to hear, on February 27, 2020 at 10:00 a.m. Eastern Time. The number to call for this interactive teleconference is (412) 717-9587. A replay of the call will be available through March 5, 2020 by dialing (412) 317-0088 and entering the replay access code, 10139151.

(1) Audited consolidated financial statements and notes for the years ended December 31, 2019 and 2018 are available within our 2019 Annual Report on Form 10-K.

(2) Based on annualized dividend declared for the quarter.

(3) Based on closing price and ending shares for the last trading day of the quarter.

(4) Market value of shares plus total debt as of quarter end.

(5) The analysts listed provide research coverage on the Company. Any opinions, estimates or forecasts regarding the Company's performance made by these analysts are theirs alone and do not represent opinions, estimates or forecasts by the Company or its management. The Company does not by reference above imply its endorsement of or concurrence with such information, conclusions or recommendations.

4Q 2019 Supplemental

Plymouth Industrial REIT, Inc.
2020 Guidance

Unaudited (in thousands, except per-share amounts)

	Full Year 2020 Range
	Low	High

Net loss	$ (0.62)	$ (0.58)

Depreciation and amortization	3.08	3.08
Preferred stock dividend	(0.41)	(0.41)
FFO attributable to common stockholders and unit holders	$ 2.05	$ 2.09

Amortization of debt related costs	0.08	0.08
Non-cash interest & dividends	-	-
Stock compensation	0.09	0.09
Change in fair value of warrant derivative	-	-
Straight line rent	(0.03)	(0.03)
Above/below market lease rents	(0.08)	(0.08)
Recurring capital expenditure	(0.30)	(0.30)
AFFO attributable to common stockholders and unit holders	$ 1.81	$ 1.85

Weighted average common shares and units outstanding	15,600	15,600

2020 Guidance Assumptions	Low	High

Total Revenue	$ 105,500	$ 106,000
NOI	$ 69,200	$ 69,600
EBITDAre	$ 60,000	$ 60,400
General & Administrative (1)	$ 9,400	$ 9,100
Recurring Capital Expenditure	$ 4,750	$ 4,650
Same Store Occupancy	95%	97%

Assumes the completion of approximately $10 million in acquisitions currently under agreement in March 2020.

(1) Includes non-cash expenses of $1.4 million

4Q 2019 Supplemental

Plymouth Industrial REIT, Inc.
Consolidated Balance Sheets (unaudited)

(in thousands)

	12/31/2019 (1)	9/30/2019	6/30/2019	3/31/2019	12/31/2018 (1)
Assets:
Real estate properties:
Land	$ 127,439	$ 110,287	$ 96,139	$ 93,495	$ 92,628
Building and improvements	528,349	455,107	378,595	365,438	359,982
Less accumulated depreciation	(63,877)	(57,331)	(51,676)	(46,438)	(41,279)

Total real estate properties, net	$ 591,911	$ 508,063	$ 423,058	$ 412,495	$ 411,331

Cash, cash held in escrow and restricted cash	22,398	36,801	24,194	14,121	14,961
Deferred lease intangibles, net	57,088	45,768	34,931	35,339	37,940
Other assets	14,084	11,214	10,525	11,551	5,931

Total assets	$ 685,481	$ 601,846	$ 492,708	$ 473,506	$ 470,163

Liabilities:
Debt, net	$ 397,458	$ 319,448	$ 287,990	$ 320,799	$ 317,180
Accounts payable, accrued expenses and other liabilities	36,284	32,222	26,577	24,870	21,996
Deferred lease intangibles, net	8,314	7,579	6,393	6,595	7,067

Total liabilities	$ 442,056	$ 359,249	$ 320,960	$ 352,264	$ 346,243

Preferred Stock - Series A	$ 48,868	$ 48,868	$ 48,868	$ 48,868	$ 48,868
Preferred Stock - Series B	$ 79,793	$ 77,893	$ 75,993	$ 74,092	$ 72,192

Equity:
Common stock	$ 141	$ 134	$ 88	$ 51	$ 49
Additional paid in capital	256,259	249,827	177,557	125,739	126,327
Accumulated deficit	(148,403)	(146,072)	(143,406)	(140,929)	(137,983)
Total stockholders' equity	107,997	103,889	34,239	(15,139)	(11,607)
Non-controlling interest	6,767	11,947	12,648	13,421	14,467

Total equity (deficit)	$ 114,764	$ 115,836	$ 46,887	$ (1,718)	$ 2,860

Total liabilities, preferred stock and equity (deficit)	$ 685,481	$ 601,846	$ 492,708	$ 473,506	$ 470,163

(1) Audited consolidated financial statements and notes for the years ended December 31, 2019 and 2018 are available within our 2019 Annual Report on Form 10-K.

4Q 2019 Supplemental

Plymouth Industrial REIT, Inc.
Consolidated Statements of Operations - GAAP (unaudited)

(in thousands, except per-share amounts)

	Three Months Ended
	12/31/2019 (1)	9/30/2019	6/30/2019	3/31/2019	12/31/2018 (1)
Revenues:
Rental revenue	$ 17,271	$ 14,481	$ 12,906	$ 12,729	$ 10,387
Tenant recoveries	5,212	4,642	4,116	3,933	3,242
Other revenue		-	-	-	8

Total revenues	$ 22,483	$ 19,123	$ 17,022	$ 16,662	$ 13,637

Operating expenses:
Property	8,021	6,920	6,034	6,262	4,860
Depreciation and amortization	11,074	9,399	8,476	8,432	7,553
General and administrative	2,009	2,135	1,691	1,646	1,733

Total operating expenses	$ 21,104	$ 18,454	$ 16,201	$ 16,340	$ 14,146

Other income (expense):
Interest expense	(3,887)	(3,643)	(3,576)	(3,842)	(3,957)
Loss on extinguishment of debt	-	-	-	-	(988)
Gain on sale of real estate	-	-	-	-	1,004
Change in fair value of warrant derivative	-	-	(102)	(79)	-

Total other income (expense)	$ (3,887)	$ (3,643)	$ (3,678)	$ (3,921)	$ (3,941)

Net loss	$ (2,508)	$ (2,974)	$ (2,857)	$ (3,599)	$ (4,450)

Less: Loss attributable to noncontrolling interest	(177)	(308)	(380)	(653)	(750)

Net loss attributable to Plymouth Industrial REIT, Inc.	$ (2,331)	$ (2,666)	$ (2,477)	$ (2,946)	$ (3,700)

Less: Preferred stock dividends	1,565	1,566	1,566	1,566	1,072
Less: Series B preferred stock accretion to redemption value	1,900	1,900	1,901	1,900	359
Less: Amount allocated to participating securities	62	62	58	57	46

Net loss attributable to common stockholders	$ (5,858)	$ (6,194)	$ (6,002)	$ (6,469)	$ (5,177)

Net loss per share attributable to common stockholders	$ (0.44)	$ (0.68)	$ (0.88)	$ (1.37)	$ (1.10)

Weighted-average common shares outstanding basic & diluted	13,416	9,081	6,836	4,728	4,696

(1) Audited consolidated financial statements and notes for the years ended December 31, 2019 and 2018 are available within our 2019 Annual Report on Form 10-K.

4Q 2019 Supplemental

Plymouth Industrial REIT, Inc.
Same Store Net Operating Income (NOI)

Unaudited (in thousands)

Trailing five quarter same store NOI - GAAP basis	Three Months Ended
GAAP Basis	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018
Same store properties	51	51	51	51	51

Revenues:
Rental income	$ 9,870	$ 9,898	$ 9,647	$ 9,495	$ 9,216
Tenant recoveries	3,124	3,158	3,235	3,027	3,042
Total operating revenues	$ 12,994	$ 13,056	$ 12,882	$ 12,522	$ 12,258

Property expenses	$ 4,833	$ 4,680	$ 4,840	$ 4,895	$ 4,589

Same store net operating income - GAAP basis	$ 8,161	$ 8,376	$ 8,042	$ 7,627	$ 7,669

Trailing five quarter same store NOI - Cash basis	Three Months Ended
Cash Basis	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018
Same store properties	51	51	51	51	51

Revenues:
Rental income	$ 9,347	$ 9,434	$ 9,222	$ 9,019	$ 8,867
Tenant recoveries	3,124	3,158	3,235	3,027	3,042
Total operating revenues	$ 12,471	$ 12,592	$ 12,457	$ 12,046	$ 11,909

Property expenses	$ 4,833	$ 4,680	$ 4,840	$ 4,895	$ 4,589

Same store net operating income - Cash basis	$ 7,638	$ 7,912	$ 7,617	$ 7,151	$ 7,320

* Our Same Property Portfolio is a subset of our consolidated portfolio and includes properties that were wholly-owned by us for the entire period presented. The trailing 5 quarters same store portfolio includes properties owned as of October 1, 2018, and still owned as of December 31, 2019. Therefore, we exclude from our Same Store Portfolio any properties that were acquired or sold during the period from October 1, 2018 through December 31, 2019. The Company's computation of same store NOI may not be comparable to other REITs.

4Q 2019 Supplemental

Plymouth Industrial REIT, Inc.
NOI

Unaudited (in thousands)

	Three Months Ended
	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018

Net loss	$ (2,508)	$ (2,974)	$ (2,857)	$ (3,599)	$ (4,450)

General and administrative	2,009	2,135	1,691	1,646	1,733
Depreciation and amortization	11,074	9,399	8,476	8,432	7,553
Interest expense	3,887	3,643	3,576	3,842	3,957
Loss on extinguishment of debt	-	-	-	-	988
Change in fair value of warrant derivative	-	-	102	79	-
Gain on sale of real estate	-	-	-	-	(1,004)
Other expense (income)	-	-	-	-	(8)

Net Operating Income	$ 14,462	$ 12,203	$ 10,988	$ 10,400	$ 8,769

4Q 2019 Supplemental

Plymouth Industrial REIT, Inc.
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre)
Unaudited (in thousands)

	Three Months Ended
	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018

Net loss	$ (2,508)	$ (2,974)	$ (2,857)	$ (3,599)	$ (4,450)

Depreciation and amortization	11,074	9,399	8,476	8,432	7,553
Interest expense	3,887	3,643	3,576	3,842	3,957
Loss on extinguishment of debt	-	-	-	-	988
Gain on sale of real estate	-	-	-	-	(1,004)

EBITDAre	$ 12,453	$ 10,068	$ 9,195	$ 8,675	$ 7,044

4Q 2019 Supplemental

Plymouth Industrial REIT, Inc.
Funds from Operations (FFO) & Adjusted Funds from Operations (AFFO)

Unaudited (in thousands, except per-share amounts)

	Three Months Ended
	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018

Net loss	$ (2,508)	$ (2,974)	$ (2,857)	$ (3,599)	$ (4,450)

Depreciation and amortization	11,074	9,399	8,476	8,432	7,553
Loss on extinguishment of debt	-	-	-	-	988
Gain on sale of real estate	-	-	-	-	(1,004)

FFO	$ 8,566	$ 6,425	$ 5,619	$ 4,833	$ 3,087

Preferred stock dividends	(1,565)	(1,566)	(1,566)	(1,566)	(1,072)
FFO attributable to common stockholders and unit holders	$ 7,001	$ 4,859	$ 4,053	$ 3,267	$ 2,015

Amortization of debt related costs	247	274	273	235	290
Non-cash interest expense	34	325	(62)	(31)	14
Stock compensation	330	282	305	288	203
Change in fair value of warrant derivative	-	-	102	79	-
Straight line rent	(518)	(298)	(223)	(258)	(71)
Above/below market lease rents	(429)	(373)	(344)	(341)	(340)
Recurring capital expenditures (1)	(921)	(976)	(687)	(559)	(767)
AFFO	$ 5,744	$ 4,093	$ 3,417	$ 2,680	$ 1,344

Weighted average common shares and units outstanding	14,599	10,287	8,037	5,917	5,774

FFO attributable to common stockholders and unit holders per share	$ 0.48	$ 0.47	$ 0.50	$ 0.55	$ 0.35

AFFO attributable to common stockholders and unit holders per share	$ 0.39	$ 0.40	$ 0.43	$ 0.45	$ 0.23

(1) Excludes non-recurring capital expenditures of $1,349, $1,542, $635, $1,053, and $777 for the three months ending December 31, September 30, June 30, March 31, 2019, and December 31, 2018, respectively.

4Q 2019 Supplemental

Plymouth Industrial REIT, Inc.
Debt Overview

Unaudited ($ in thousands) at 12/31/2019

Debt Instrument - Secured Facility	Maturity	Rate	Rate Type	Properties Encumbered	Balance	% of Total Debt
$100.0 million line of credit	August-23	3.72%(1)	Floating	25	$ 78,900	19.7%
$120.0 million AIG Loan	November-23	4.08%	Fixed	20	$ 119,592	29.8%
$78.0 million Transamerica Loan	August-28	4.35%	Fixed	17	$ 74,214	18.5%
$63.1 million Allianz Loan	April-26	4.07%	Fixed	3	$ 63,115	15.7%
$21.5 million Minnesota Life Loan	May-28	3.78%	Fixed	7	$ 21,272	5.3%
$13.9 million Fisher Park Mortgage (2)	January-27	5.23%	Fixed	1	$ 13,661	3.4%
$9.6 million South Park Mortgage (2)	January-22	3.41%	Fixed	1	$ 9,507	2.4%
$21.0 million Orange Point Mortgage (2)	August-24	4.14%	Fixed	6	$ 20,816	5.2%
				80	$ 401,077	100%

Fixed Debt ($ in thousands) at 12/31/2019
Total fixed debt	$ 322,177
Weighted average interest rate of fixed debt	4.15%

Balance Sheet ($ in thousands) at 12/31/2019
Cash	$ 22,398
Gross Assets	$ 784,063
Total Debt	$ 401,077
Net Debt	$ 378,679

(1) Interest rate applicable at December 31, 2019. Borrowings under the Line of Credit Agreement bear interest at either (1) the base rate (determined from the highest of (a) KeyBank’s prime rate, (b) the federal funds rate plus 0.50% and (c) the one month LIBOR rate plus 1.0%) or (2) LIBOR, plus, in either case, a spread between 200 and 250 basis points depending on our total leverage ratio.

(2) Debt assumed at acquisition.

4Q 2019 Supplemental

Plymouth Industrial REIT, Inc.
Property Overview - Square Feet & Occupancy

Unaudited ($ in thousands) at 12/31/19

Property	Market	Rentable Square Feet	Leased Square Feet	Occupancy
32 Dart Road	Atlanta	194,800	194,800	100.0%
1665 Dogwood Drive SW	Atlanta	198,000	198,000	100.0%
1715 Dogwood Drive	Atlanta	100,000	100,000	100.0%
11236 Harland Drive	Atlanta	32,361	32,361	100.0%
Peachtree City	Atlanta	295,693	295,694	100.0%
Subtotal - Atlanta		820,854	820,855	100.0%
11351 W. 183rd Street	Chicago	18,768	18,768	100.0%
11601 Central Ave	Chicago	260,000	260,000	100.0%
11746 Austin Ave	Chicago	162,714	162,714	100.0%
13040 South Pulaski Ave	Chicago	388,403	388,403	100.0%
1355 Holmes Road	Chicago	82,456	82,456	100.0%
13970 West Laurel Drive	Chicago	70,196	70,196	100.0%
144 Tower Drive	Chicago	73,785	71,709	97.2%
1455-1645 Greenleaf Ave	Chicago	150,000	150,000	100.0%
1600 Fleetwood	Chicago	247,000	247,000	100.0%
16801 Exchange Ave	Chicago	455,886	455,886	100.0%
1750 South Lincoln Drive	Chicago	499,200	499,200	100.0%
1796 Sherwin Ave	Chicago	98,879	98,879	100.0%
1875 Holmes Road	Chicago	134,415	134,415	100.0%
189-191 Seeger Avenue	Chicago	25,245	25,245	100.0%
2401-2441 Commerce Drive	Chicago	78,574	78,574	100.0%
28160 North Keith Drive	Chicago	77,924	77,924	100.0%
3 West College Drive	Chicago	33,263	33,263	100.0%
330 Armory Drive	Chicago	98,340	-	0.0%
350 Armory Drive	Chicago	64,310	56,140	87.3%
3841-3865 Swanson Court	Chicago	99,625	99,625	100.0%
3940 Stern Street	Chicago	146,798	146,798	100.0%
440 South McLean Boulevard	Chicago	74,613	74,613	100.0%
4915 West 122nd Street	Chicago	153,368	153,368	100.0%
6000 W. 73rd Street	Chicago	148,091	148,091	100.0%
6510 West 73rd Street	Chicago	306,552	306,552	100.0%
6558 W. 73rd Street	Chicago	301,000	301,000	100.0%
6751 Sayre Ave	Chicago	242,690	242,690	100.0%
7200 South Mason Ave	Chicago	207,345	207,345	100.0%
7207 Mason Avenue	Chicago	84,195	84,195	100.0%
7420 Meade Ave	Chicago	52,344	52,344	100.0%
5110 South 6th Street	Milwaukee	58,500	58,500	100.0%
Subtotal - Chicago		4,894,479	4,785,893	97.8%
Mosteller Distribution Center	Cincinnati	358,386	358,386	100.0%
4115 Thunderbird Lane	Cincinnati	70,000	70,000	100.0%
Fisher Industrial Park	Cincinnati	1,123,080	1,016,084	90.5%
Cornell Commerce Center	Cincinnati	165,521	152,486	92.1%
Enterprise Business Center 1	Cincinnati	85,718	73,016	85.2%
Enterprise Business Center 2	Cincinnati	82,832	68,647	82.9%
Graphics Way	Cincinnati	73,426	73,427	100.0%
Orange Point	Cincinnati	143,863	143,863	100.0%
Subtotal - Cincinnati		2,102,826	1,955,909	93.0%

4Q 2019 Supplemental

Plymouth Industrial REIT, Inc.
Property Overview - Square Feet & Occupancy

Unaudited ($ in thousands) at 12/31/19

Property	Market	Rentable Square Feet	Leased Square Feet	Occupancy
14801 County Rd. 212	Cleveland	405,000	405,000	100.0%
1755 Enterprise Parkway	Cleveland	255,570	235,370	92.1%
30339 Diamond Parkway	Cleveland	400,184	400,184	100.0%
Subtotal - Cleveland		1,060,754	1,040,554	98.1%
2120-2138 New World Drive	Columbus	121,200	121,200	100.0%
3100 Creekside Parkway	Columbus	340,000	257,962	75.9%
3500 Southwest Blvd	Columbus	527,127	527,127	100.0%
7001 Americana Parkway	Columbus	54,100	54,100	100.0%
8273 Green Meadows Drive	Columbus	77,271	77,271	100.0%
8288 Green Meadows Drive	Columbus	300,000	300,000	100.0%
6900-6918 Fairfield Business Drive	Columbus	39,558	39,558	100.0%
Subtotal - Columbus		1,459,256	1,377,218	94.4%
2900 Shadeland	Indianapolis	933,439	923,156	98.9%
3035 North Shadeland Ave	Indianapolis	562,497	510,454	90.7%
3169 North Shadeland Ave	Indianapolis	44,374	41,960	94.6%
5861 W Cleveland Road	South Bend	62,550	62,550	100.0%
West Brick Road	South Bend	101,450	101,450	100.0%
4491 N Mayflower Road	South Bend	77,000	77,000	100.0%
5855 West Carbonmill Road	South Bend	198,000	198,000	100.0%
4955 Ameritech Drive	South Bend	228,000	228,001	100.0%
4430 Sam Jones Expressway	Indianapolis	484,879	484,879	100.0%
6555 E 30th Street	Indianapolis	314,775	308,700	98.1%
6575 E 30th Street	Indianapolis	60,000	60,000	100.0%
6585 E 30th Street	Indianapolis	100,000	100,000	100.0%
6635 E 30th Street	Indianapolis	99,877	99,877	100.0%
6701 E 30th Street	Indianapolis	7,820	7,820	100.0%
6737 E 30th Street	Indianapolis	87,500	87,500	100.0%
6751 E 30th Street	Indianapolis	100,000	100,000	100.0%
6951 E 30th Street	Indianapolis	44,000	35,200	80.0%
7901 W. 21st Street	Indianapolis	353,000	353,000	100.0%
Subtotal - Indianapolis/South Bend		3,859,161	3,779,547	97.9%
Center Point Business Park	Jacksonville	537,800	518,083	96.3%
Liberty Business Park	Jacksonville	426,916	403,861	94.6%
Salisbury Business Park	Jacksonville	168,800	168,800	100.0%
Subtotal - Jacksonville		1,133,516	1,090,744	96.2%
6005, 6045 & 6075 Shelby Dr.	Memphis	202,303	190,951	94.4%
210 American Dr.	Jackson	638,400	638,400	100.0%
3635 Knight Road	Memphis	131,904	131,904	100.0%
Business Park Drive	Memphis	235,006	141,789	60.3%
South Park	Memphis	566,281	566,281	100.0%
Subtotal - Memphis/Jackson		1,773,894	1,669,325	94.1%
7585 Empire Drive	Florence, KY	148,415	148,415	100.0%
56 Milliken Road	Portland, ME	200,625	200,625	100.0%
4 East Stow Road	Marlton, NJ	156,634	139,959	89.4%
Metro St Louis	St Louis, MO	59,055	59,055	100.0%
Phantom Drive	St Louis, MO	129,000	125,318	97.1%
Subtotal - Others		693,729	673,372	97.1%
Total - All Properties		17,798,469	17,193,417	96.6%

4Q 2019 Supplemental

Plymouth Industrial REIT, Inc.
Market Summary

Unaudited (SF and $ in thousands) (at 12/31/2019)

Geography	State	Properties	Total Acquisition Cost (1)	Gross Real Estate Assets (2)	% Gross Real Estate Assets
Atlanta	GA	5	$ 36,445	$ 32,733	5.0%
Chicago	IL, WI	31	187,585	172,520	26.3%
Cincinnati	OH	8	73,400	71,515	10.9%
Cleveland	OH	3	58,800	54,276	8.3%
Columbus	OH	7	53,482	51,699	7.9%
Indianapolis/South Bend	IN	18	122,515	108,265	16.5%
Jacksonville	FL	3	97,100	86,307	13.2%
Memphis/Jackson	TN	5	53,658	48,419	7.4%
Other	Various	5	32,925	29,490	4.5%
Total		85	$ 715,910	$ 655,224	100%

Total Acquisition Cost by Geography

$ 17,045
$ 187,585
$ 73,400
$ 58,800
$ 53,482
$ 122,515
$ 97,100
$ 53,658
$ 32,925
1 Atlanta
2 Chicago
3 Cincinnati
4 Cleveland
5 Columbus
6 Indianapolis
7 Jacksonville
8 Memphis
9 Other

(1) Represents total direct consideration paid prior to the allocations per US GAAP.

(2) The gross book value of real estate assets as of December 31, 2019 excluding $564 in leasehold improvements and assets related to Corporate. Gross book value of real estate assets excludes depreciation and the allocation of the acquisition cost towards intangible asset and liabilities required by US GAAP.

4Q 2019 Supplemental

Plymouth Industrial REIT, Inc.
Leasing Activity

Year	Type	Square Footage	Percent	Expiring Rent	New Rent	% Change	Tenant Improvements $/SF/YR	Lease Commissions $/SF/YR

2018	Renewals	482,067	33.2%	$ 5.84	$ 5.57	-4.6%	$ 0.24	$ 0.13
	New Leases	969,207	66.8%	$ 2.85	$ 3.31	16.4%	$ 0.39	$ 0.21
	Total	1,451,274	100%	$ 3.84	$ 4.06	5.7%	$ 0.34	$ 0.18

Q1 2019	Renewals	545,684	98.6%	$ 3.18	$ 3.63	14.2%	$ 0.16	$ 0.11
	New Leases	8,000	1.4%	$ 6.30	$ 6.50	3.2%	$ -	$ 0.40
	Total	553,684	100%	$ 3.22	$ 3.67	14.0%	$ 0.16	$ 0.11

Q2 2019	Renewals	252,826	44.1%	$ 4.87	$ 4.95	1.6%	$ 0.30	$ 0.11
	New Leases	320,232	55.9%	$ 2.64	$ 3.11	17.8%	$ 0.27	$ 0.17
	Total	573,058	100%	$ 3.62	$ 3.92	8.3%	$ 0.28	$ 0.14

Q3 2019	Renewals	293,806	51.0%	$ 5.34	$ 5.32	-0.4%	$ 0.22	$ 0.17
	New Leases	281,979	49.0%	$ 2.22	$ 3.52	58.6%	$ 0.22	$ 0.29
	Total	575,785	100%	$ 3.81	$ 4.44	16.5%	$ 0.22	$ 0.23

Q4 2019	Renewals	288,523	43.7%	$ 4.26	$ 4.95	16.2%	$ 0.12	$ 0.18
	New Leases	371,905	56.3%	$ 3.51	$ 3.57	1.7%	$ 0.31	$ 0.22
	Total	660,428	100%	$ 3.84	$ 4.17	8.6%	$ 0.22	$ 0.20

2019	Renewals	1,380,839	58.4%	$ 4.17	$ 4.51	7.9%	$ 0.19	$ 0.14
	New Leases	982,116	41.6%	$ 2.88	$ 3.43	19.1%	$ 0.27	$ 0.23
	Total	2,362,955	100%	$ 3.64	$ 4.06	11.6%	$ 0.22	$ 0.17

4Q 2019 Supplemental

Plymouth Industrial REIT, Inc.
Lease Expiration Schedule

Unaudited ($ in thousands) (at 12/31/2019)

Year	Square Footage	Annualized Base Rent (ABR) (1)	% of Annual Base Rent Expiring (2)
Available	-	$ -	-
2020	1,317,847	6,546	9.1%
2021	3,319,072	14,528	20.1%
2022	2,862,010	12,890	17.8%
2023	2,262,408	8,384	11.6%
2024	2,422,114	8,992	12.4%
Thereafter	5,009,966	20,985	29.0%
Total	17,193,417	$ 72,325	100%

(1) Annualized base rent is calculated as monthly contracted base rent per the terms of such lease, as of December 31, 2019, multiplied by 12. Excludes rent abatements.

(2) Calculated as annualized base rent set forth in this table divided by total annualized base rent for the Company Portfolio as of December 31, 2019.

4Q 2019 Supplemental

Plymouth Industrial REIT, Inc.
Glossary

Non-GAAP Financial Measures Definitions:
Net Operating Income (NOI): We consider net operating income, or NOI, to be an appropriate supplemental measure to net income in that it helps both investors and management understand the core operations of our properties. We define NOI as total revenue (including rental revenue, tenant reimbursements and other income) less property-level operating expenses. NOI excludes depreciation and amortization, general and administrative expenses, impairments, gain/loss on sale of real estate, interest expense, and other non-operating items.
Net Operating Income (NOI): We consider net operating income, or NOI, to be an appropriate supplemental measure to net income in that it helps both investors and management understand the core operations of our properties. We define NOI as total revenue (including rental revenue, tenant reimbursements and other income) less property-level operating expenses. NOI excludes depreciation and amortization, general and administrative expenses, impairments, gain/loss on sale of real estate, interest expense, and other non-operating items.
Cash Net Operating Income - (Cash NOI): We define Cash NOI as NOI excluding straight-line rent adjustments and amortization of above and below market leases.
EBITDAre: We define earnings before interest, taxes, depreciation and amortization for real estate in accordance with the standards established by the National Association of Real Estate Investment Trusts (“NAREIT”). EBITDAre represents net income (loss), computed in accordance with GAAP, before interest expense, tax, depreciation and amortization, gains or losses on the sale of rental property, and loss on impairments. We believe that EBITDAre is helpful to investors as a supplemental measure of our operating performance as a real estate company as it is a direct measure of the actual operating results of our industrial properties.
Funds From Operations attributable to common stockholders and unit holders (“FFO”): Funds from operations, or FFO, is a non-GAAP financial measure that is widely recognized as a measure of REIT operating performance. We consider FFO to be an appropriate supplemental measure of our operating performance as it is based on a net income analysis of property portfolio performance that excludes non-cash items such as depreciation. The historical accounting convention used for real estate assets requires straight-line depreciation of buildings and improvements, which implies that the value of real estate assets diminishes predictably over time. Since real estate values rise and fall with market conditions, presentations of operating results for a REIT, using historical accounting for depreciation, could be less informative. In December 2018, NAREIT issued a white paper restating the definition of FFO. The purpose of the restatement was not to change the fundamental definition of FFO, but to clarify existing NAREIT guidance. The restated definition of FFO is as follows: Net Income (calculated in accordance with GAAP), excluding: (i) Depreciation and amortization related to real estate, (ii) Gains and losses from the sale of certain real estate assets, (iii) Gain and losses from change in control, and (iv) Impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. This restated definition does not give reference to the add back of loss on extinguishment of debt. Commencing on January 1, 2019, we adopted the restated definition of NAREIT FFO on a prospective basis and exclude the add back of loss on debt extinguishment.
We define FFO consistent with the NAREIT definition. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect FFO on the same basis. Other equity REITs may not calculate FFO as we do, and, accordingly, our FFO may not be comparable to such other REITs’ FFO. FFO should not be used as a measure of our liquidity, and is not indicative of funds available for our cash needs, including our ability to pay dividends. FFO attributable to common stockholders and unit holders represents FFO reduced by dividends paid (or declared) to holders of our preferred stock.
Adjusted Funds From Operations attributable to common stockholders and unit holders (“AFFO” or "Core FFO"): Adjusted funds from operations, or AFFO, is presented in addition to FFO. AFFO is defined as FFO, excluding certain non-cash operating revenues and expenses, acquisition and transaction related costs for transactions not completed and recurring capitalized expenditures. Recurring capitalized expenditures include expenditures required to maintain and re-tenant our properties, tenant improvements and leasing commissions. AFFO further adjusts FFO for certain other non-cash items, including the amortization or accretion of above or below market rents included in revenues, straight line rent adjustments, impairment losses, non-cash equity compensation and non-cash interest expense. We believe AFFO provides a useful supplemental measure of our operating performance because it provides a consistent comparison of our operating performance across time periods that is comparable for each type of real estate investment and is consistent with management’s analysis of the operating performance of our properties. As a result, we believe that the use of AFFO, together with the required GAAP presentations, provide a more complete understanding of our operating performance. As with FFO, our reported AFFO may not be comparable to other REITs’ AFFO, should not be used as a measure of our liquidity, and is not indicative of our funds available for our cash needs, including our ability to pay dividends.
Other Definitions:
GAAP: U.S generally accepted accounting principles.
Gross Assets: the carrying amount of total assets plus accumulated depreciation and amortization, as reported in the Company’s consolidated financial statements. For gross assets as of December 31, 2019 the calculation is as follows:

12/31/2019
Total assets	$685,481
Add back accumulated depreciation	63,877
Add back intangible amortization	34,705
Gross assets	$784,063

Non-Recurring Capital Expenditures: Non-recurring capital expenditures include capital expenditures of long lived improvements required to upgrade/replace existing systems or items that previously did not exist.
Occupancy: We define occupany as the percentage of total leasable square footage as the earlier of lease term commencement or revenue recognition in accordance to GAAP as of the close of the reporting period.
Recurring Capital Expenditures: Recurring capitalized expenditures includes capital expenditures required to maintain and re-tenant our properties, tenant improvements and leasing commissions.
Same Store Portfolio: Our Same Property Portfolio is a subset of our consolidated portfolio and includes properties that were wholly-owned by us for the entire period presented. The trailing 5 quarters same store portfolio includes properties owned as of October 1, 2018, and still owned as of December 31, 2019. Therefore, we exclude from our Same Store Portfolio any properties that were acquired or sold during the period from October 1, 2018 through December 31, 2019. The Company's computation of same store NOI may not be comparable to other REITs.
Weighted average lease term remaining: The average contractual lease term remaining as of the close of the reporting period (in years) weighted by square footage.

4Q 2019 Supplemental